SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       October 21, 2004
                                                  ----------------------------


                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



           OREGON                        0-13442                   93-0786033
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



       8005 S.W. BOECKMAN ROAD
             WILSONVILLE, OR                                         97070-7777
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
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                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

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Item 2.02.  Results of Operations and Financial Condition.
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         Attached as Exhibit 99.1 is a copy of a press release of Mentor
Graphics Corporation dated October 21, 2004, announcing the Company's financial results for the third quarter of 2004, which is being furnished to the Securities and Exchange Commission.


Item 7.01.  Regulation FD Disclosure.
------------------------------------

         Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated October 21, 2004, providing the Company's outlook for the fourth quarter and full year of 2004, which is being furnished to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MENTOR GRAPHICS CORPORATION
                                    (Registrant)


Date: October 21, 2004              By: /s/ Dean M. Freed
                                        ----------------------------------
                                        Dean M. Freed
                                        Vice President and General Counsel